EXHIBIT 99.2

PROPERTY PURCHASE AND SALE AGREEMENT

THIS AGREEMENT made effective as of the 3rd day of December, 2009 (the “Effective Date”)

AMONG:

TAHERA DIAMOND CORPORATION (formerly Tahera Corporation), (“Tahera”) and BENACHEE RESOURCES INC., each of 77 King Street West, P.O. Box 1020, T.D.C. Postal Station, Toronto, Ontario M5K 1P2

(collectively, the “Vendors”)

AND:

GOLDEN RIVER RESOURCES CORPORATION (formerly Bay Resources Ltd.), of Suite 1801 – 1 Yonge Street, Toronto, Ontario, M5E 1W7

(“Golden River”)

AND:
GOLDEN BULL RESOURCES CORPORATION, with a registered office at Suite 1500 – 1055 West Georgia Street, Vancouver, British Columbia,  V6E 4N7

(the “Purchaser”)

WHEREAS:

(A)
The Vendors hold interests in or title to certain mineral properties in Nunavut and the Northwest Territories as described in Schedule “A” attached hereto, and all rights related thereto (the “Property”);

(B)
The Vendors and Golden River entered into a letter agreement dated as of March 7, 2002 (the “2002 Letter Agreement”), relating to the grant of access by the Vendors to Golden River of certain confidential and proprietary information relating to the Property;

(C)	Tahera and Golden River also entered into a letter agreement dated June 24, 2008 (the “2008 Letter Agreement”), with respect to the purchase of the Property by Golden River;

(D)	The Purchaser is a wholly-owned subsidiary of Golden River; and

(E)	The parties wish to terminate the 2002 Letter Agreement and the Vendors wish to sell the Vendors’ right, title and interest in and to the Property to the Purchaser on the terms hereinafter provided.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained the parties hereto covenant, agree, represent and promise each with the other as follows:

1.                            PURCHASE AND SALE

1.1                          The Vendors agree to sell to the Purchaser, and the Purchaser agrees to purchase from the Vendors, subject to the terms and conditions of this Agreement, the Vendors’ right, title and interest in and to the Property.

1.2                           In consideration of and for the sale of the Property, the Purchaser shall:

(a)
direct Golden River to pay CDN $74,703.55 to the Vendors, being the amount equal to the lease payment in respect of the Property payable to Nunavut Tunngavik Incorporated for the 2008 calendar year (the “Lease Payment”);

(b)
direct Golden River to pay all legal costs and expenses incurred by the Vendors in connection with this Agreement and the purchase and sale transaction contemplated hereby, it being understood that such costs and expenses shall not exceed CDN $20,000; and

(c)	direct Golden River to issue to Tahera, or as it may direct, 3,000,000 shares in the common stock of Golden River.

1.3                           In consideration of and for the sale of the Property to the Purchaser, Golden River shall:

(a)	pay CDN $74,703.55 to the Vendors. In this regard, the Vendors hereby acknowledge receipt of the full amount of this payment from Golden River;

(b)
pay all legal costs and expenses incurred by the Vendors in connection with this Agreement and the purchase and sale transaction contemplated hereby, it being understood that such costs and expenses shall not exceed CDN $20,000; and

(c)	issue to Tahera, or as it may direct, 3,000,000 shares in the common stock of Golden River.

The foregoing payments and shares being, collectively, the “Consideration”.

The Vendors shall, forthwith after receipt of the Consideration, grant, assign, convey and transfer unto the Purchaser the Property (save and except for the portions to be retained by the Vendors as specifically set out in Schedule “B” attached hereto (the “Excluded Property”)) by good, proper and sufficient conveyance in the form required under applicable laws (the “Closing”).

1.4                          In addition to the Consideration, each party agrees that the 2002 Letter Agreement and all provisions therein are hereby terminated.  Each party remises, releases and forever discharges the other party and the other party’s affiliates and their respective directors, officers, shareholders, employees and advisors from and against any and all claims, demands, allegations, causes of action, actions, suits, proceedings, charges, debts, damages, losses, costs and expenses of every kind whatsoever, whether actual or potential, direct or indirect, known or unknown, arising from or relating in any way to the 2002 Letter Agreement.

1.5                         The Purchaser and Golden River undertake to inform the Vendors, in writing, 30 days before the expiry of any right with respect to the Property if they intend not to renew such right to the Property and let such right to the Property expire.

1.6                         If the Vendors, the Purchaser and/or Golden River discover any diamond resources on the Property, the Vendors shall have the right to acquire from the Purchaser and/or Golden River the portion of the Property required to exploit such diamond resources (“Exploitation Area”) by paying to the Purchaser and/or Golden River an amount equal to 1.5 times the amount spent by the Purchaser and/or Golden River, if any, directly attributable to the discovery of such diamond resources. The parties hereto agree that, should there be a disagreement between the parties regarding the application of this section, the disagreement will be resolved subject to the application of the rules of the Arbitration Act of Ontario. For the purpose of this clause, Exploitation Area is the minimum area Tahera requires for the purpose of mining of the diamond resources discovered by the Purchaser and/or Golden River.

1.7                         If the Purchaser and/or Golden River has commenced the development of a mining operation for minerals other than diamonds and subsequently discover a diamond resource on an area integral to the Purchaser and/or Golden River’s mining operations (the “Mineral Area”), clause 1.6 will have no enforceability; however the Purchaser and Golden River hereby agree that the Vendors remain solely entitled to mine any diamond resources on the Mineral Area. In the event that the Exploitation Area cannot be conveyed to the Vendors without disrupting the Purchaser or Golden River’s mining operations, the parties hereby agree that they will meet for the purpose of determining how the development of each party’s respective mining operations can be achieved to best suit the commercial outcomes of all parties.

2.                           REPRESENTATIONS AND WARRANTIES OF VENDORS

2.1                         Each of the Vendors acknowledges, warrants and represents, subject to the ongoing restructuring proceedings involving the Vendors under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA Proceedings”):

(a)     it validly exists as a corporation in good standing under the laws of the state or province of its organization and is, under the laws in effect in the jurisdiction in which the Property is located, legally or beneficially entitled to hold the Property and all concessions comprised therein; and it has full power, absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby, and it has the sole right to convey the Property (save and except for the Excluded Properties) to the Purchaser, all subject to the issuance of the Court Order (as defined herein);

(b)     to the best of the Vendors’ knowledge, there is no adverse claim or challenge against or to the Vendors’ ownership of or title to the Property, or any portion thereof, nor is there any basis therefore, and other than the Letter Agreement, there are no outstanding agreements or options to acquire or purchase the Property, or any portion thereof or interest therein, and no person has any royalty or interest whatsoever in production or profits from the Property or any portion thereof; and

(c)      payment of the Consideration by Golden River to the Vendors shall represent full and final satisfaction of the obligations of the Purchaser and Golden River to the Vendors and on receipt of the Consideration the Vendors shall be deemed to have released the Purchaser and Golden River and their directors and officers from any claims, actions or demands which the Vendors may otherwise have had with respect to their dealings with the Purchaser and/or Golden River in relation to the Property.

2.2                         The representations and warranties contained in section 2.1 are provided for the exclusive benefit of the Purchaser and a misrepresentation or breach of warranty may be waived by the Purchaser in whole or in part at any time without prejudice to their rights in respect of any other misrepresentation or breach of the same or any other representation or warranty, and the representations and warranties shall survive the execution hereof.

2.3                         The representations, warranties and covenants of section 2.1 are true and correct as of the date hereof, will remain true and correct throughout the term of this Agreement, and will be true and correct as of the Closing Date.

3.                            REPRESENTATIONS AND WARRANTIES OF PURCHASER AND GOLDEN RIVER

3.1                          The Purchaser and Golden River hereby represent and warrant to and in favour of the Vendors, understanding that such is being relied upon, as follows:

(a)	that they have been duly and validly incorporated under the laws of the state or province of their organization and are valid and subsisting organizations;

(b)	that they have full power, absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby;

(c)	all necessary actions and approvals have been taken or obtained by the Purchaser and Golden River to authorize the creation, execution, delivery and performance of this Agreement;

(d)
this Agreement has been duly executed by the Purchaser and Golden River and constitutes a legal, valid and binding obligation of the Purchaser and Golden River enforceable against the Purchaser and/or Golden River in accordance with its terms; and

(e)
that they have conducted their own investigations and inspections of the Property and all matters and things connected with or in any way related to the Property, that the Purchaser has satisfied itself with respect to the Property that the Purchaser has relied entirely upon its own investigation and inspections in entering into this agreement, that the Purchaser is purchasing the Property on an “as is, where is” basis as at the closing of the transaction described herein, that the Purchaser will accept the Property in its present state, condition and location and the Purchaser hereby acknowledges that the Vendors have made no representations, warranties, statements or promises save and except as are contained herein with respect to any matter or thing whatsoever, including, without limitation, as to title, description, fitness for purpose, quantity or the condition of any matter or thing whatsoever.

3.2                          The representations and warranties contained in section 3.1 are provided for the exclusive benefit of the Vendors and a misrepresentation or breach of warranty may be waived by the Vendors in whole or in part at any time without prejudice to their rights in respect of any other misrepresentation or breach of the same or any other representation or warranty, and the representations and warranties shall survive the execution hereof.

3.3                          The representations, warranties and covenants of section 3.1 are true and correct as of the date hereof, will remain true and correct throughout the term of this Agreement, and will be true and correct as of the Closing date.

4.                            CONDITIONS PRECEDENT

The Vendors shall be required to first obtain the court approval of this Agreement and the transaction contemplated herein (the “Court Order”) prior to completion of the sale contemplated hereunder, such approval to be requested from the court by the Vendors prior to January 31, 2010.

5.                             NOTICES

5.1                           Each notice, demand or other communication required or permitted to be given under this Agreement shall be sufficiently given if sent by personal delivery, fax, email or prepaid registered mail to:

To Vendors:
Tahera Diamond Corporation or Benachee Resources Inc., as applicable:
Attention: Thomas Pladsen
77 King Street West
P.O. Box 1020 T.D.C. Postal Station
Toronto, Ontario
M5K 1P2
To Golden River:
Golden River Resources Corporation
Attn: Peter Lee
Suite 1801 – 1 Yonge Street
Toronto, Ontario
M5E 1W7

Facsimile +61 3 8532 2805
To Purchaser:
Golden Bull Resources Corporation
Attn: Peter Lee
Suite 1801 – 1 Yonge Street
Toronto, Ontario
M5E 1W7

Facsimile +61 3 8532 2805

6.                             GENERAL

6.1                           Each of the parties shall be liable for and shall and does hereby indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty contained in this Agreement, and each party shall be entitled, in addition to any other remedy to which it may be entitled, to set off any such loss, damage or costs suffered by it as a result of any such breach against any payment required to be made by it to any other party hereunder.

6.2                          After the Closing, the parties hereto agree to take whatever further action is necessary and to execute whatever further documents, instruments of transfer or conveyance and agreements as may be reasonably required in order to fulfill the purposes and intent of this Agreement.  The Vendors expressly acknowledge that, after the Closing and prior to the completion of the transfer and conveyance of the Property (save and except for the Excluded Properties) in accordance with the laws in effect in the jurisdiction in which the Property is located, all rights and interests in and title to the Property (save and except for the Excluded Properties) will be held in trust by the Vendors for the sole and exclusive benefit of the Purchaser.

6.3                           This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

6.4                           The following schedules are annexed hereto and form an integral part of this Agreement:

Schedule A – Description of Property

Schedule B – Description of the Excluded Properties

6.5                           This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, and each of the parties hereto irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

6.6                           If a court or other tribunal of competent jurisdiction determines that any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

6.7                           This Agreement and the schedules that form a part of this Agreement constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes and replaces in its entirety the 2002 Letter Agreement and the 2008 Letter Agreement and any other prior agreements, whether written or verbal, between the parties hereto with respect to the Property.  No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of and from the day and year first above written.

TAHERA DIAMOND CORPORATION		BENACHEE RESOURCES INC.

Per:	/s/ Thomas Pladsen	Per:	/s/ Thomas Pladsen
	Authorized Signatory		Authorized Signatory

GOLDEN RIVER RESOURCES CORPORATION		GOLDEN BULL RESOURCES CORP.

Per:	/s/ Peter Lee	Per:	/s/ Peter Lee
	Authorized Signatory		Authorized Signatory

SCHEDULE “A”

Description of the Property

The Property consists of the claims set forth below

CLAIMS DETAILS

Hood River

●	IOL CO20-002 (as shown in the attached Figure 3) [Note: CO20-00-03R be retained by Tahera as shown in Figure 3.*]

Contwoyto Lake

●	IOL CO08-001 (as shown in the attached Figure 4) [Note: CO08-00-01 to be retained by Tahera as shown in Figure 4.*]

Rockinghorse

●	IOL CO-44

[* Retained areas contain known kimberlite pipes, which are important for the Vendors to retain in order to retain all diamond interests, which may benefit the potential sale of the Vendors and its assets. Nunavut Tunngavik Inc. requires concession areas to be a minimum of 500 ha in size.

Coordinates detailing boundary locations will be included in the agreements that both the Vendors and the Purchaser will hold with Nunavut Tunngavik Inc.]

SCHEDULE “B”

Description of Excluded Properties

The Excluded Property consists of:

a)	Hood River

i)	CO20-00-03R, as shown in Figure 3

b)	Contwoyto Lake

i)	CO08-00-01, as shown in Figure 4

Figure 3

SEE ATTACHED

Figure 3 *CO-20 Agreement Boundaries*

N
W
E
S
W110°56'00"
N66°57'30"
W111°03'00"
W110°52'30"
N66°55'45"
N66°55'45"
ML3563
CO20-002
N66°54'30"
W110°56'30"
N66°52'45"
W110°55'00"
CO20-00-03R
W110°53'00"
N66°52'15"
No Agreement
W110°47'00"
N66°52'15"
W110°51'00"
N66°51'45"
W110°49'30"
W110°51'30"
CO20-00-03R
N66°51'15"
N66°50'45"
NUNAVUT TUNNGAVIK
3,700 1,850 0 3,700 7,400 11,100 14,800
Meters
NTI-0024
1:150,000
May 25th 2009

Figure 4

SEE ATTACHED

Figure 4 *CO-08 Agreement Boundaries*

N
W
E
S
N65°54'00"
W110°29'30"
CO08-001
W110°22'00"
N65°53'30"
No Agreement
N65°49'30"
CO08-001
W110°47'00"
N65°48'30"
W110°51'00"
W110°50'30"
W110°47'30"
N65°48'00"
CO08-00-01
CO08-001
W110°53'30"
N65°46'45"
W110°40'00"
N65°48'15"
CO08-001
W110°33'30"
W110°43'00"
N65°47'00"
N65°46'45"
W110°42'30"
N65°46'45"
W110°36'30"
N65°46'30"
N65°46'15"
CO08-001
W110°41'00"
W110°43'30"
N65°45'45"
NUNAVUT TUNNGAVIK
5 2.5 0 5 10 15 20
Kilometers

Map Product: NTI-0023

Map Scale (When printed as an 11"x17" sheet): 1:180,000

Revision Date: May 22nd 2009